SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                     FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported)
                                    June 29, 2000


                             Smith Corona Corporation
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                  (Exact name of registrant as specified in its charter)


        Delaware                    1-10281                51-0286862
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer
        incorporation)                                    Identification No.)

                                 842 Bennie Road
                            Cortland, New York  13045
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                      (Address of principal executive offices)



Registrant's telephone number, including area code			     (607) 753-6011



                                       N/A
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          Former Name or Former Address, if Changed Since Last Report


ITEM 5.	ACQUISITION OR DISPOSITION OF ASSETS

June 29, 2000 Smith Corona Corporation issued a press release announcing a stock purchase agreement with Pubco. The press release is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.

	(a)	Exhibits.

99.1	Press Release Dated June 29, 2000 Announcing a Stock Purchase Agreement
with Pubco.



                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 11, 2000


                                					SMITH CORONA CORPORATION



                                					By:	/s/ MARTIN D. WILSON
                               						Name:  Martin D. Wilson
                               						Title:	President,
                                     Chief Executive Officer &
                                     Chief Financial Officer


EXHIBIT INDEX

Exhibit
99.1 Press Release Dated June 29, 2000 Announcing a Stock Purchase Agreement With Pubco.

Exhibit 99.1


                                       				Contact:	For Smith Corona:
                                            								Rivian Bell
                                            								(310) 827-2327
                                            								(888) 477-4319 (24 hours)
                                                     jdicomm@ix.netcom.com

FOR IMMEDIATE RELEASE

SMITH CORONA ANNOUNCES STOCK
PURCHASE AGREEMENT WITH PUBCO

Deal to Replace Prior Asset Purchase Agreement with Carolina Wholesale

	CORTLAND, N.Y. June 29, 2000 Smith Corona Corporation (OTC:SCCOE.OB) announced today it has signed a stock purchase agreement with Pubco
Corporation (NASDAQ: PUBO), a Cleveland-based manufacturer of thermal printers and thermal and impact printer supplies. The agreement, which was an outcome of the overbid process approved as part of Smith Corona's
Chapter 11 case, supplants a prior asset purchase agreement with Carolina Wholesale Office Machine Company, Inc., which would have allowed
Carolina to purchase substantially all of the company's operating assets.
The Court today authorized Smith Corona to pursue the stock
purchase agreement, which will be consummated through a Plan of Reorganization. Under the stock purchase agreement with Pubco, Smith Corona would be reorganized under Chapter 11 and continue to exist as an ongoing entity.
Upon completion of the Chapter 11 reorganization, Pubco would purchase 49 percent of the stock in the reorganized Smith Corona, with the remaining 51 percent of the new common stock to be issued to creditors and, if allowed, to stockholders. Pubco's cost to purchase the new Smith Corona stock will be determined as a percentage of the value of inventories and receivables at the time of the closing of the agreement, which is anticipated to be by year-end. The agreement also calls for Smith Corona's current debtor-in-possession
(DIP) financing line with Congress Financial Corporation to be either acquired or replaced by Pubco's Seaside Factors LLC subsidiary.
The stock purchase agreement with Pubco provides more value to satisfy creditor claims than the Carolina Wholesale asset purchase deal, stated
Martin D. Wilson, president and chief executive officer of Smith Corona. In addition, Smith Corona's business will continue to operate under the Smith Corona name with the opportunity to introduce products of the Pubco companies
through the Smith Corona distribution channels.	Mr. Wilson further noted
that, in the event that the company cannot obtain approval from its constituencies of the stock purchase plan, that Pubco has agreed to convert
its stock purchase to an asset purchase.	The current Smith Corona product
line includes seven models of electronic typewriters and supporting supplies and accessories. To augment the shrinking typewriter market, the company introduced a number of new office products including inkjet replacement cartridges and commercial headsets. Certain matters discussed in this news release constitute forward looking statements which are estimates by the company's management of future performance and are subject to a variety of risks and uncertainties that could cause results to differ from management's current expectations.